Exhibit 99.1

Actelis Networks Reports Fiscal First Quarter 2024

FREMONT, Calif., May 14, 2024 — Actelis Networks, Inc. (NASDAQ: ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for wide area IoT applications, today reported financial results for the fiscal first quarter ended March 31, 2024.

First Quarter 2024 Financial Highlights:

●	Strategic shift to IoT sales continues: Revenue at $0.73 million for the first quarter ended March 31, 2024 compared to $1.85 million in the year ago period, driven by delay in customer order delivery to the second quarter of 2024.
●	Fixed costs maintained in anticipation of next quarters’ growth: Gross Margin at 30% for the first quarter ended March 31, 2024, compared to 37% for the three months ended March 31, 2023, driven by lower revenue offset by indirect costs that are down 20%.
●	Operating expense improvement driving net loss near parity: Operating expenses declined 20% to $2.09 million for the first quarter ended March 31, 2024 compared to $2.55 million in the year ago period, driving net Loss to remain nearly the same at $2.0 million in the 3 months ended March 31, 2024 compared to $1.9 million in the year ago period.
●	Non-GAAP adjusted EBITDA loss was $1.8 million for the first quarter ended March 31, 2024, compared to $1.6 million in the prior year period.

Recent Company Highlights:

●	Major order win of $2.3 million for immediate delivery from Washington D.C.’s Department of Transportation to modernize the city infrastructure as part of its smart city upgrades.
●	Successful implementation of hybrid-fiber, cyber-hardened solution in the city of Bakersfield, CA
●	The Company continued to pursue a partnership in the cyber-aware-networking space to secure the surrounding devices to the Actelis network.
●	The Company’s expense reduction program continues through first and second quarters of 2024, in advance of economic softness. Actual spending is in line with plan at 20% lower operating expenses in the first quarter of 2024 compared to the year ago period. Additional expense reductions have been executed during the last few months, continuing the positive trend.
●

Multiple telecom carrier and IoT customer trials scheduled for the coming months for the new GigaLine 800 and GigaLine 900 Multi Dwelling Unit (MDU) solutions, exploring additional verticals where these can be deployed in IoT networking.

●	Yoav Efron the Company’s Chief Financial Officer has been promoted to Deputy CEO and CFO, on top of his duties as CFO which he will continue to assume, denoting his significant involvement and impact on the strategic and operational progress the Company is making.
●	The war in Israel has not affected the Company’s operations, we are keeping a close look as the situation evolves and preparing for any necessary adjustments.

“Actelis continues to drive momentum in customer acquisitions, partnerships in technology and sales distribution and expansion. I am pleased with our progress with cyber-aware networking as we combine our own expertise with those of 3rd party technology partners. Our solutions continue to win customers domestically and internationally, some already disclosed and others moving through our pipeline, and our partner network has expanded adding new names we just recently announced such as Carahsoft and Netceed to name a few,” said Tuvia Barlev, Chairman and CEO of Actelis. Despite macroeconomic headwinds, cyber-secure IoT connectivity of everything is essential in all our verticals for any data-oriented solution.”

“We will continue to invest in developing our target markets and look for cost saving measures operationally as we enter our third year as a publicly traded company. We are continuing our investment in the opportunities in IoT and cyber aware networking strengthened by our FIPS compliance and continue to serve residential and enterprise telecom customers with our new MDU solution,” Barlev added. “Overall, we are excited by our growth opportunity and future prospects as we continue to execute on our strategy.”

Fiscal First Quarter 2024 Financial Results:

Revenues for the three months ended March 31, 2024, amounted to $0.73 million, compared to $1.85 million for the three months ended March 31, 2023. The decrease from the corresponding period was primarily attributable to a decrease of $236,000 of revenues generated from North America, a decrease of $636,000 of revenues generated from Europe the Middle East and Africa as a major project phase completed in the three months ended March 31, 2023, and a decrease of $250,000 of revenues generated from Asia Pacific.

Cost of revenues for the three months ended March 31, 2024, amounted to $0.51 million compared to $1.16 million for the three months ended March 31, 2023. The decrease from the corresponding period was mainly due to the decrease in revenues, partially offset by the higher effect of indirect costs as a higher percent of the lower revenues.

Gross profit for the three months ended March 31, 2024, amounted to $220,000 or 30% of revenue, compared to $688,000, or 37% of revenue for the three months ended March 31, 2023. The decrease from the corresponding period was mainly due to a favorable product mix and higher effect of indirect costs as a higher percent of the lower revenues.

Research and development expenses for the three months ended March 31, 2024, amounted to $0.65 million compared to $0.76 million for the three months ended March 31, 2023. The decrease is mainly due to a decrease in payroll expenses.

Sales and marketing expenses for the three months ended March 31, 2024, amounted to $0.63 million compared to $0.93 million for the three months ended March 31, 2023. The decrease was mainly due to a decrease in commission expenses as a result of the decrease in revenues primarily driven by the project phase completion in Europe, and a decrease in payroll associated with the Company’s cost reduction measures.

General and administrative expenses for the three months ended March 31, 2024, amounted to $0.82 million compared to $0.87 million for the three months ended March 31, 2023.

Operating loss for the three months ended March 31, 2024, was $1.87 million, compared to an operating income of $1.86 million for the three months ended March 31, 2023.

Other Financial expenses, net and interest expenses for the three months ended March 31, 2024, were $0.12 million (including $0.2 million interest expenses) compared to $0.03 million (including $0.2 million interest expenses) for the three months ended March 31, 2023. The increase is mainly due to a decrease in income from exchange rate differences.

Net loss for the three months ended March 31, 2024, was $2.0 million, compared to net loss of $1.9 million for the three months ended March 31, 2023.

Adjusted EBITDA loss, a non-GAAP measurement of operating performance (reconciled below to Net Loss), for the three months ended March 31, 2024, was $1.8 million, compared to $1.6 million in the comparable year-ago period. This was primarily a result of a decrease in revenues.

The Company reported a balance sheet with $10.5 million of total assets compared to $11.2 million as of December 31, 2023, $12.0 million of total liabilities compared to $10.8 million as of December 31, 2023, $0.2 million of Mezzanine equity compared to $0.2 million as of December 31, 2023, and $1.7 million of capital deficiency compared to shareholders equity of $0.2 million as of December 31, 2023.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment hybrid fiber networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Use of Non-GAAP Financial Information

Non-GAAP Adjusted EBITDA, and backlog of open orders are Non-GAAP financial measures. In addition to reporting financial results in accordance with GAAP, we provide Non-GAAP operating results adjusted for certain items, including: financial expenses, which are interest, financial instrument fair value adjustments, exchange rate differences of assets and liabilities, stock based compensation expenses, depreciation and amortization expense, tax expense, and impact of development expenses ahead of product launch. We adjust for the items listed above and show Non-GAAP financial measures in all periods presented, unless the impact is clearly immaterial to our financial statements. When we calculate the tax effect of the adjustments, we include all current and deferred income tax expense commensurate with the adjusted measure of pre-tax profitability.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Actelis is not responsible for the contents of third-party websites.

Investor Relations Contact:

Kirin Smith
PCG Advisory
ksmith@pcgadvisory.com

-Financial Tables to Follow-

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(U. S. dollars in thousands except for share and per share amounts)

	March 31, 2024	December 31, 2023
Assets
CURRENT ASSETS:
Cash and cash equivalents	1,211	620
Restricted cash equivalents	1,392	1,565
Short term deposits	197	197
Trade receivables, net of allowance for credit losses of $168 as of March 31, 2024, and December 31, 2023.	533	664
Inventories	2,608	2,526
Prepaid expenses and other current assets, net of allowance for doubtful debts of $181 and $144 as of March 31, 2024, and December 31, 2023, respectively	249	340
TOTAL CURRENT ASSETS	6,190	5,912

NON-CURRENT ASSETS:
Property and equipment, net	58	61
Prepaid expenses	592	592
Restricted cash and cash equivalents	2,542	3,330
Restricted bank deposits	90	94
Severance pay fund	238	238
Operating lease right of use assets	728	918
Long term deposits	78	78
TOTAL NON-CURRENT ASSETS	4,326	5,311

TOTAL ASSETS	10,516	11,223

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (continued)

UNAUDITED

(U. S. dollars in thousands except for share and per share amounts)

	March 31, 2024	December 31, 2023
Liabilities, Mezzanine Equity and shareholders’ equity (capital deficiency)
CURRENT LIABILITIES:
Short term loan	574	-
Current maturities of long-term loans	1,088	1,335
Trade payables	2,258	1,769
Deferred revenues	305	389
Employee and employee-related obligations	855	737
Advances from reseller	1,143	-
Accrued royalties	1,087	1,062
Operating lease liabilities	465	498
Other accrued liabilities	1,115	1,122
TOTAL CURRENT LIABILITIES	8,890	6,912
NON-CURRENT LIABILITIES:
Long-term loan, net of current maturities	2,521	3,154
Deferred revenues	68	71
Operating lease liabilities	254	405
Accrued severance	269	270
Other long-term liabilities	23	23
TOTAL NON-CURRENT LIABILITIES	3,135	3,923

TOTAL LIABILITIES	12,025	10,835
COMMITMENTS AND CONTINGENCIES (Note 6)
MEZZANINE EQUITY	-
Redeemable Convertible Preferred Stock $0.0001 par value, 10,000,000 authorized; None issued and outstanding as of March 31, 2024 and December 31, 2023.	-	-
WARRANTS TO PLACEMENT AGENT (Note 7d)	159	159
SHAREHOLDERS’ EQUITY (CAPITAL DEFICIENCY):
Common stock, $0.0001 par value: 30,000,000 shares authorized; 3,010,244 and 3,007,745 shares issued and outstanding as of March 31, 2024, and December 31, 2023, respectively.	1	1
Non-voting common stock, $0.0001 par value: 2,803,774 shares authorized as of March 31, 2024, and December 31, 2023, None issued and outstanding as of March 31, 2024, and December 31, 2023.	-	-
Additional paid-in capital	40,005	39,916
Accumulated deficit	(41,674)	(39,688)
TOTAL SHAREHOLDERS’ EQUITY (CAPITAL DEFICIENCY)	(1,668)	229
TOTAL LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY (CAPITAL DEFICIENCY)	10,516	11,223

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(U. S. dollars in thousands except for share and per share amounts)

	Three months ended March 31,
	2024	2023

REVENUES	726	1,848
COST OF REVENUES	506	1,160
GROSS PROFIT	220	688

OPERATING EXPENSES:
Research and development expenses	647	757
Sales and marketing expenses, net	627	929
General and administrative expenses	817	865
TOTAL OPERATING EXPENSES	2,091	2,551

OPERATING LOSS	(1,871)	(1,863)
Interest expenses	(207)	(180)
Other Financial income, net	92	148
NET COMPREHENSIVE LOSS FOR THE PERIOD	(1,986)	(1,895)

Net loss per share attributable to common shareholders – basic and diluted	$(0.50)	$(1.09)
Weighted average number of common stocks used in computing net loss per share – basic and diluted	3,978,828	1,734,160

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three months ended March 31,
	2024	2023
	U.S. dollars in thousands
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss for the period	(1,986)	(1,895)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4	7
Inventory write-downs	-	7
Exchange rate differences	(70)	(130)
Share-based compensation	89	95
Interest expenses	(61)	-
Financial income from long term bank deposit	(1)	(51)
Changes in operating assets and liabilities:
Trade receivables	131	561
Net change in operating lease assets and liabilities	6	16
Inventories	(83)	(102)
Prepaid expenses and other current assets	91	265
Trade payables	490	(381)
Deferred revenues	(87)	(35)
Advances from reseller	1,143	-
Other current liabilities	131	(46)
Other long-term liabilities	-	(16)
Net cash used in operating activities	(203)	(1,705)
CASH FLOWS FROM INVESTING ACTIVITIES:
Short term deposits	-	812
Short term Restricted bank deposits	-	(329)
Long term Restricted bank deposits	-	(811)
Long term deposits	-	(3)
Purchase of property and equipment	(1)	(3)
Net cash used in investing activities	(1)	(334)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of common stock	-	(50)
Proceeds from credit lines with bank	574	-
Early repayment of long-term loan	(545)
Repayment of long-term loan	(193)	(192)
Net cash used in financing activities	(164)	(242)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(2)	(5)
DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(370)	(2,281)
BALANCE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF THE PERIOD	5,515	4,279
BALANCE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF THE PERIOD	5,145	1,998

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

F-6

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(UNAUDITED)

	March 31, 2024	December 31, 2023
	U.S. dollars in thousands

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH:
Cash and cash equivalents	1,211	808
Restricted cash equivalents, current	1,392	-
Restricted cash and cash equivalents, non-current	2,542	1,190
Total cash, cash equivalents and restricted cash	5,145	1,998

	Three months ended March 31,
	2024	2023
	U.S. dollars in thousands
SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	273	116

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

Non-GAAP Financial Measures

(U.S. dollars in thousands)	Three months Ended March 31, 2024	Three months Ended March 31, 2023
Revenues	$726	$1,848
GAAP net loss	(1,986)	(1,895)
Interest Expense	$207	$180
Other financial (income) expenses, net	(92)	(148)
Tax Expense	17	21
Fixed asset depreciation expense	4	7
Stock based compensation	89	95
Research and development, capitalization	-	146
Other one time costs and expenses	(26)	-
Non-GAAP Adjusted EBITDA	(1,787)	$(1,594)
GAAP net loss margin	(246.27)%	(102.54)%
Adjusted EBITDA margin	(90.00)%	(84.12)%